EXHIBIT (a)(1)(B)(iii)

                             LETTER OF TRANSMITTAL

                 TO TENDER SHARES OF SERIES C PREFERRED STOCK,
                           Par Value $0.01 Per Share

                              DYNEX CAPITAL, INC.

           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 6, 2001

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
        AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, OCTOBER 4, 2001,
                         UNLESS THE OFFER IS EXTENDED.

                                  Deliver to:
            First Union National Bank, the Depositary for the Offer

By Mail:                                        By Overnight Delivery
                                                or Express Mail:

First Union National Bank                       First Union National Bank
Corporate Actions Department                    Corporate Actions Department
1525 West W.T. Harris Blvd., 3C3                1525 West W.T. Harris Blvd., 3C3
Charlotte, NC 28288-1153                        Charlotte, NC 28262-1153


     Delivery of this Letter of Transmittal to an address other than one of those shown above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of Series C Preferred Stock of Dynex Capital, Inc., par value $0.01 per share (the "shares"), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on October 4, 2001, or such later time and date to which the Offer is extended. Stockholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO DYNEX CAPITAL, INC., MACKENZIE PARTNERS, INC., THE INFORMATION AGENT FOR THE OFFER, OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFOTRE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------

                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

--------------------------------------------------------------------------------

                                           NAME(S) AND ADDRESS(ES) OF REGISTERED
SHARE CERTIFICATE(S) AND                   HOLDER(S) (PLEASE FILL IN, IF BLANK,
SHARES TENDERED (ATTACH ADDITIONAL         EXACTLY AS NAME(S) APPEAR(S) ON
SIGNED LIST IF NECESSARY)(1)               CERTIFICATE(S))

--------------------------------------------------------------------------------

                                   TOTAL NUMBER
        SHARES                       OF SHARES                   NUMBER
     CERTIFICATE                  REPRESENTED BY               OF SHARES
     NUMBER(S)(1)                 CERTIFICATE(S)              TENDERED(2)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    TOTAL NUMBER OF CERTIFICATED SHARES TENDERED

--------------------------------------------------------------------------------

    TOTAL NUMBER OF SHARES TENDERED BY BOOK ENTRY

--------------------------------------------------------------------------------

    TOTAL NUMBER OF SHARES TENDERED

--------------------------------------------------------------------------------

     (1) Need not be completed if shares are delivered by book-entry transfer.

     (2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

     (3) In the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

     [ ] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond may be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Please call (800) 829-8432 to obtain an affidavit of loss and for further instructions and as to the determination of the requirement for posting of a bond. See Instruction 13.

         This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a notice of guaranteed delivery previously sent to the Depositary, or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, referred to as the "Book-Entry Transfer Facility," under Section 3 of the Offer to Purchase.

         Stockholders who desire to tender shares under the Offer and who cannot deliver the certificates for their shares, or who are unable to comply with the procedures for book-entry transfer before the "Expiration Date" (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the Expiration Date may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of tendering institution:

         --------------------------------------------------------

         Account number:

         --------------------------------------------------------

         Transaction code number:

         --------------------------------------------------------

     [ ] CHECK HERE IF  CERTIFICATES  FOR TENDERED  SHARES ARE BEING DELIVERED
         UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of registered holder(s):

         --------------------------------------------------------

         Date of execution of Notice of Guaranteed Delivery:

         --------------------------------------------------------

         Name of institution which guaranteed delivery:

         --------------------------------------------------------

         Account number:

         --------------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Dynex Capital, Inc.:

         The undersigned hereby tenders to Dynex Capital, Inc., a Virginia corporation ("Dynex"), the above-described shares of Dynex's Series C Preferred Stock, par value $0.01 per share, at the price per share of $21.00, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Dynex's Offer to Purchase, dated September 6, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the "Offer."

         Subject to and effective upon acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Dynex all right, title and interest in and to all shares tendered hereby or orders the registration of such shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Dynex and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of Dynex, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

     (a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Dynex, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;

     (b) present certificates for such shares for cancellation and transfer on Dynex's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

         The undersigned hereby covenants, represents and warrants to Dynex that:

     (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position" in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

     (b) the undersigned "owns" the shares tendered hereby within the meaning of Rule 14e-4 under the Exchange Act and has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent Dynex accepts the shares for purchase, Dynex will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (c) on request, the undersigned will execute and deliver any additional documents the Depositary or Dynex deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

     (d) the undersigned has read and agrees to all of the terms of the Offer.

         The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

         The undersigned understands that Dynex will, upon the terms and subject to the conditions of the Offer, purchase the shares at a purchase price of $21.00 per share, net to the seller in cash, without interest. The undersigned understands that all shares properly tendered will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that Dynex will return all other shares, including shares not purchased because of proration promptly following the Expiration Date.

         The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Dynex may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In either event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be promptly returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that Dynex has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Dynex purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

         The undersigned understands that acceptance of shares by Dynex for payment will constitute a binding agreement between the undersigned and Dynex upon the terms and subject to the conditions of the Offer.

        The check for the aggregate net purchase price for such of the tendered shares as are purchased by Dynex will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below. The undersigned acknowledges that Dynex has no obligation, under the "Special Payment Instructions," to transfer any shares tendered by book-entry transfer if Dynex does not purchase any of such shares.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                          SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 4, 5, 6 and 8)

     To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the purchase price of shares purchased are to be issued in the name of someone other than the undersigned or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:   [   ] Check      [   ] Certificate(s) to:

Name:

-----------------------------------------------------------------------
                  (Please Print or Type)

Address:

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                  (Including Zip Code)

-----------------------------------------------------------------------
         (Tax Identification or Social Security Number)
         (See Substitute Form W-9 Included Herewith)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

------------------------------------------------
         (Account No.)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 4, 5 and 8)

         To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the purchase price of shares purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver:   [   ] Check         [   ] Certificate(s) to:

Name:

-----------------------------------------------------------------------
                  (Please Print or Type)

Address:

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                  (Including Zip Code)

                            STOCKHOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

         Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  (SIGNATURE(S))

Name(s):

------------------------------------------------------------------------------
                  (PLEASE PRINT)

Capacity (full title):

-----------------------------------------------------------------------------

Address:

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                  (INCLUDING ZIP CODE)

Area code and telephone number:

-----------------------------------------------

Dated:  _______________, 2001

Tax Identification or Social Security Number:

-----------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized signature:

-----------------------------------------------------------

Name(s):

-----------------------------------------------------------
                  (PLEASE PRINT)

Title:

-----------------------------------------------------------

Name of Eligible Institution Guaranteeing Signature:

-----------------------------------------------------------

Address:

-----------------------------------------------------------
              (INCLUDING ZIP CODE)

Area code and telephone number:

-----------------------------------------

Dated: _________________, 2001

Tax Identification or Social Security Number:

-----------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


1.  Guarantee of Signatures. No signature guarantee is required if either:

         (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

         (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

     In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.


2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary before the Expiration Date.

         The term "agent's message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Dynex may enforce such agreement against such participant.

         Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered before the Expiration Date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NASDAQ trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

         The Notice of Guaranteed Delivery may be delivered by hand or transmittal by telegram, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Date.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

         Dynex will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.


3.   Inadequate   Space.  If  the  space  provided  in  the  box  captioned
"Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.


4. Partial Tenders and Unpurchased Shares (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" box or "Special Delivery Instructions" box in this Letter of Transmittal, promptly after the Expiration Date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.


5.       Signatures on Letter of Transmittal, Stock Powers and Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         (b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

         (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal, or photocopies of it, as there are different registrations of certificates.

         (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. See Instruction 1.

         (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Dynex of their authority so to act.


6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. When payment is to be made to the registered holder(s), Dynex will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the Offer. If, however:

     (a) payment of the purchase price is to be made to any person other than the registered holder(s);

     (b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     (c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from the purchase price the amount of any stock transfer taxes, whether imposed on the registered holder(s), such other person(s) or otherwise, payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.


7. Order of Purchase in Event of Proration. The order of purchase may have an effect on the Federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 12 of the Offer to Purchase.


8. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.


9. Irregularities. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Dynex in its sole discretion, which determinations shall be final and binding on all parties. Dynex reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Dynex's counsel, be unlawful. Dynex also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and Dynex's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Dynex shall determine. None of Dynex, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.


10. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your shares, you are directed to contact the Depositary.


11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or such stockholder's assignee, in either case, referred to as the
"payee," provide the Depositary with such payee's correct taxpayer identification number, which, in the case of a payee who is an individual, is such payee's social security number. If the Depositary is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received under the Offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide such payee's correct taxpayer identification number by completing the Substitute Form W-9 included herewith, certifying that the taxpayer identification number provided is correct, or that such payee is awaiting a taxpayer identification number, and that (i) the payee is exempt from backup withholding, (ii) the payee has not been notified by the IRS that such payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the payee that such payee is no longer subject to backup withholding. If the payee does not have a taxpayer identification number, such payee should
(i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write "Applied For" in the space provided in Part 1(A) of the Substitute Form W-9 and check the appropriate box in Part 1(B), and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included herewith. If the payee does not provide such payee's taxpayer identification number to the Depositary prior to the payment of the purchase for shares pursuant to the Offer, backup withholding will apply and will reduce the net amount paid to the selling stockholder. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a taxpayer identification number or that such payee intends to apply for one in the near future. If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which taxpayer identification number to report. Exempt payees, including, among others, all corporations and certain foreign individuals, are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in
Part 2 of Substitute Form W-9, and should sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as an exempt payee, such person must submit a completed IRS Form W-8 BEN or a Substitute Form W-8 (or similar form), signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary.


12. Withholding on Foreign Holder. The following discussion applies to any "foreign stockholder," that is a stockholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign stockholder who has provided the necessary certification to the Depositary as described in Instruction 11 above will not be subject to backup withholding. However, foreign stockholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Depositary. A foreign stockholder may also obtain exemption from withholding by delivering to the Depositary appropriate certification that the gross proceeds are effectively connected with the conduct of a trade or business within the United States, or establishing to the satisfaction of the Depositary that such stockholder meets those tests described in Section 12 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend). A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder is able to establish to the IRS that no tax, or a reduced amount of tax, is due. FOREIGN STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.


13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Depositary by checking the box set forth above in the box captioned "Description of Shares Tendered" and indicating the number of shares so lost, stolen, destroyed or mutilated. Such stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Stockholders may contact the Depositary at (800) 829-8432 to expedite such process and to determine the requirements for posting of a bond.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK- ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                     PAYER'S NAME: First Union National Bank

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
     SUBSTITUTE       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND        ------------------------------
      FORM W-9                  CERTIFY BY SIGNING AND DATING BELOW.                   Social Security Number
                                                                                       OR

                                                                                       ------------------------------
                                                                                       Employer Identification Number
                      -----------------------------------------------------------------------------------------------
DEPARTMENT OF THE     PART 2                                                           PART 3 --
     TREASURY         Certification -- Under penalties of perjury, I certify that:     [  ]  Awaiting TIN
INTERNAL REVENUE      (1) The number shown on this form is my correct Taxpayer
     SERVICE              Identification Number (or I am waiting for a number to be
                          issued to me), and
PAYER'S REQUEST FOR   (2) I am not subject to backup withholding  because (a) I am
    TAXPAYER              exempt from backup withholding, or (b) I have not been
  IDENTIFICATION          notified by the Internal Revenue Service (the IRS) that
    NUMBER (TIN)          I am subject to backup withholding as a result of a
                          failure to report all  interest or  dividends,  or (c)
                          the IRS has notified me that I am no longer subject to
                          backup withholding.
---------------------------------------------------------------------------------------------------------------------
                          CERTIFICATE  INSTRUCTIONS  -- You must  cross out item
                          (2)  above if you have been  notified  by the IRS that
                          you  are  currently  subject  to  backup   withholding
                          because of  under-reporting  interest or  dividends on
                          your tax return.  However,  if after being notified by
                          the IRS that you were  subject  to backup  withholding
                          you received  another  notification  from the IRS that
                          you are no longer  subject to backup  withholding,  do
                          not cross out such item (2).

---------------------------------------------------------------------------------------------------------------------


     Sign Here            SIGNATURE ---------------------------------------------------------------------------------

                          DATE      ---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
             PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
            OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                             FOR ADDITIONAL DETAILS.

                 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF
                   YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE
                                    FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.



Signature                                            Date
         ------------------------------------------     -----------------------

                     The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.,
                                156 Fifth Avenue
                               New York, NY 10010
                                 (212) 929-5500


         Any questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth above. You may also contact your broker, dealer, commercial bank or trust company or any other nominee for assistance concerning this Offer.